UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
_______________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

April 23, 2013
Date of Report (Date of earliest event reported)

The Hershey Company
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-183	23-0691590
(Commission File Number)	(IRS Employer Identification No.)

100 Crystal A Drive, Hershey, Pennsylvania 17033
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (717) 534-4200
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN REPORT

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 24, 2013, The Hershey Company (the “Company”) announced several changes to its global leadership team, including certain individuals who were named executive officers in the Company's 2013 proxy statement. All changes are effective May 13, 2013.

Humberto P. Alfonso, currently Executive Vice President, Chief Financial Officer and Chief Administrative Officer, will become President, International.

Michele G. Buck, currently Senior Vice President, Chief Growth Officer, will become President, Hershey North America.

Terence L. O'Day, currently Senior Vice President, Global Operations, will become Senior Vice President, Chief Supply Chain Officer.

David W. Tacka, currently Vice President, Special Projects, will become Senior Vice President, Chief Financial Officer. Mr. Tacka, 59, has held his current position since July 2012. From February 2004 to July 2012, he was the Company's Vice President, Chief Accounting Officer.

There were no changes to the compensation of Mr. Alfonso, Ms. Buck or Mr. O'Day as a result of their new roles. Upon his promotion to Senior Vice President, Chief Financial Officer, Mr. Tacka's annual base salary (“base salary”) will be $500,000, his 2013 contingent target award level under the annual incentive program (called the "One Hershey Incentive Program") of the Company's Equity and Incentive Compensation Plan (“EICP”) will be 70% of his base salary and his 2013 contingent target award level under the long-term incentive program (“LTIP”) of the EICP will be 150% of his base salary. Mr. Tacka also will be awarded non-qualified stock options valued at $172,547 and 2,375 contingent target performance stock units for the 2013-2015 performance cycle. Finally, the Committee extended a 2007 arrangement exempting Mr. Tacka's benefit under the Company's Supplemental Executive Retirement Plan from the 10% reduction otherwise applicable to participants age 50 and over on January 1, 2007. The exemption was scheduled to expire on September 10, 2013, Mr. Tacka's 60th birthday. Additional information regarding the Company's executive compensation program, including information about the One Hershey Incentive Program, LTIP and the Supplemental Executive Retirement Plan, can be found in the Company's 2013 proxy statement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: April 26, 2013

THE HERSHEY COMPANY
By: /s/Leslie M. Turner
Leslie M. Turner Senior Vice President, General Counsel and Secretary